                                                                   EXHIBIT 10.41

                               CUSTODY AGREEMENT
                               -----------------


     CUSTODY AGREEMENT, dated as of August 14, 1995, between BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association (the "Bank"), and MACFOR INTERNATIONAL FINANCE COMPANY, a corporation organized under the laws of ______________ (the "Customer").

                             W I T N E S S E T H :

     WHEREAS, the Customer desires to establish a custody account with the Bank to hold and maintain securities (collectively, "Securities"), and distributions with respect to such Securities, and other property, including, without limitation, cash owned or held by the Customer (Securities and such other property are hereinafter collectively referred to as the "Property"); and

     WHEREAS, the Bank agrees to establish a custody account and to hold and to maintain the Property in the custody account on the terms and conditions herein set forth.

     NOW, THEREFORE, in consideration of the premises and of the agreements hereinafter set forth, the Bank and the Customer hereby agree as follows:

     1.  APPOINTMENT AND ACCEPTANCE; DELIVERY.
         ------------------------------------

     The Customer hereby appoints the Bank as custodian to hold the Property and the Bank agrees to act as custodian upon the terms and conditions hereinafter provided. The Customer will deliver, or will cause to be delivered, the Property to the Bank, and the Bank shall safekeep such Property as custodian for the Customer. The Bank shall not be responsible for any Property of the Customer which is not delivered to the Bank or an Authorized Entity (as defined in Section 5).

     2.   PERFORMANCE BY THE BANK.
          -----------------------

          (a) Segregation and Identification of Property; Investment Services.
              ---------------------------------------------------------------
The Bank shall provide the Customer with a separate custodial account (the "Account") and will segregate on its books and records as belonging to the Customer all Property held by the Bank on behalf of the Customer. Except as otherwise provided herein, the Bank will not allow the Property to be commingled with the Bank's own assets. Except as specifically provided in Section 4, the Bank shall not provide investment services under this Agreement. In performing its duties hereunder, the Bank shall not be acting in any fiduciary capacity whatsoever.

          (b) Settlement of Securities Transactions.  Settlement of all
              -------------------------------------
purchases and sales of Securities and other transactions processed by the Bank relating to the Account shall be made as set forth in this Section. On the settlement date, and provided that the Bank has received timely, accurate and complete instructions from an Authorized Person (as defined in Section 6(a)), the Bank shall (i) with respect to the purchase of Securities, debit the Account for the purchase amount of such Securities (plus any accrued interest or other charges applicable to such purchase) and credit the Account with the purchased Securities; and (ii) with respect to the sale of Securities, credit the Account with the sale proceeds of such Securities (plus any accrued interest or other proceeds applicable to such sale) and debit the Account for the sold Securities.

     In the event that any settlement transaction fails to settle within a reasonable period as determined in the Bank's sole discretion, or Securities delivered by the Bank are returned by the recipient, the Bank may, at any time
(i) reverse any credits to the Account, (ii) charge the Customer for the amount credited to the Account, or (iii) exercise a right of setoff against returned or unpaid Securities (including, without limitation, the right to liquidate such Securities), and the Customer shall be liable to the Bank for any insufficiency; provided, however, that prior to taking any of the actions described in this sentence, the Bank shall first attempt, as soon as practicable, to verbally notify the Customer of such failure to settle or return of securities, and shall also attempt to provide the Customer with a reasonable opportunity to remedy the situation.

     The Bank shall deliver Securities sold or receive Securities purchased in such manner as an Authorized Person may direct; provided, however, that an
                                                --------  -------
Authorized Person must authorize free deliveries of Securities in an original writing or by other method approved by the Bank in its sole discretion. The Bank shall notify the Customer promptly of any failure to receive or deliver Securities. The Bank shall not be obligated to make an advance or loan to the Customer in connection with settlement of securities transactions, or to otherwise comply with any instructions of an Authorized Person that result in a debit balance in the Account. If, however, the Bank in its sole discretion makes an advance or loan to the Customer, or as a result of complying with an Authorized Person's instructions the Account has a debit balance, the Bank shall be entitled to charge interest on any such advance, loan or debit balance at a rate the Bank customarily charges for similar advances.

          (c) Receipt of Income.  The Bank shall receive and credit to the
              -----------------
Account all income and other distributions due or payable on Securities held in the Account in bearer form or in the name of the Bank, an Authorized Entity or nominee of either. Provided that all Obligations (as defined in Section 9) have been paid to the Bank, the Bank shall distribute such amounts, net of any applicable withholding or other taxes, in accordance with Exhibit A attached hereto. If the Bank credits the Account with distributions payable with respect to Securities and said distributions are not actually received by the Bank within ten (10) days, the Bank may debit the Account at any time thereafter and shall notify the Customer of such debit. Except for claims made in the ordinary course, the Bank shall not be obligated to take any action relating to receipt of income or other distribution, including without limitation to institute legal proceedings, to seek allowance of a proof of claim in insolvency proceedings, to provide notice of default, to secure payment of any distributions on the Customer's behalf or any similar actions.

          (d) Voting.  Neither the Bank nor any Authorized Entity nor any
              ------
nominee thereof shall vote any Securities or authorize the voting of any Securities or give any consent or take any other action with respect thereto, except as otherwise provided herein. Either the Bank or an Authorized Entity will promptly transmit to the Customer all financial reports, stockholder communications and notices from issuers of Securities in the Account, and all notices, proxies and proxy soliciting materials with respect to such Securities, in each case to the extent sufficient copies are actually received by the Bank or an Authorized Entity in time for forwarding to the Customer. In the case of Securities registered in the name of the Bank, any Authorized Entity or any nominee thereof, proxies will be executed by the registered holder prior to transmittal to the Customer, but the manner in which Securities are to be voted will not be indicated.

     The Customer agrees that, if an Authorized Person gives an instruction to the Bank for the voting of Securities less than seven (7) days prior to the last permissible date for receipt of such vote by the issuer of such Securities, the Bank will use reasonable efforts to effect the instruction, but the Customer shall indemnify, defend and hold the Bank harmless from any adverse consequences if it is unable to do so.

          (e) Corporate Action; Notice to the Bank.  The Bank shall monitor only
              ------------------------------------
those reporting services and publications listed on Exhibit B attached hereto, as may be amended by the Bank from time to time in its sole discretion ("Publications"), and shall use reasonable efforts to notify the Customer of the declaration, record and payment dates of any distributions, calls or other capital changes, or information requiring special action, in each case only to the extent such information is contained in the Publications and relates to those Securities which are held in the name of the Bank, an Authorized Entity, or a nominee of either pursuant to this Agreement. The Bank shall not be responsible to monitor information that is published prior to the Bank receiving a Security into the Account. The Bank shall forward to the Customer all written information (including, without limitation, pendency of calls and maturities and expirations of rights, offers for tender or exchange) actually received from issuers of Securities held in the Account.

     If the Customer determines to take any action with respect to any tender, exchange or other transaction relating to Securities, or if warrants, options, tenders, puts, calls or other securities or instruments relating to Property in the Account have fixed expiration dates or other dates by which certain actions must be taken in connection therewith (whether or not such dates are known to the Bank or the Customer), the Customer understands and agrees that in order for the Bank to act, the Bank must receive an Authorized Person's written or fax instructions no later than three (3) business days prior to the last scheduled date to act with respect thereto (or such earlier date as the Bank may notify the Customer). IF THE BANK DOES NOT ACTUALLY RECEIVE AN AUTHORIZED PERSON'S INSTRUCTIONS BY SUCH DATE, SUCH INSTRUMENTS SHALL EXPIRE OR SUCH ACTIONS SHALL FAIL TO BE TAKEN, IN EACH CASE WITHOUT LIABILITY TO THE BANK, AND THE CUSTOMER HEREBY WAIVES ANY CLAIMS AGAINST THE BANK IN CONNECTION THEREWITH. EXCEPT AS SPECIFICALLY SET FORTH IN THIS SECTION 2(E) REGARDING MONITORING PUBLICATIONS, THE BANK SHALL HAVE NO DUTY TO NOTIFY THE CUSTOMER OF ANY ACTIONS WHICH MAY OR MUST BE TAKEN IN CONNECTION WITH SECURITIES OR OTHER INSTRUMENTS RELATED THERETO OR THE TIME PERIODS FOR TAKING SUCH ACTIONS. THE BANK HAS NO OBLIGATION TO EXAMINE THE CONTENTS OF ANY SECURITY FOR ANY PURPOSES WHATSOEVER.

          (f) Partial Redemption.  In the event that any Securities registered
              ------------------
in the name of the Bank, an Authorized Entity or a nominee of either are called for partial redemption by the issuer of such Securities, the Bank or any Authorized Entity may allot, or cause to be allotted, the called portion to the beneficial holders of such class of Security in any manner that the Bank or the Authorized Entity deems to be fair and equitable.

          (g) Fractional Interests.  Whenever a fractional interest resulting
              --------------------
from a rights issue, stock dividend, stock split or for any other reason is received with respect to Securities in the Account, the Bank is authorized and directed to sell such fractional interest on behalf of the Customer, unless notified to the contrary by an Authorized Person.

          (h) Authority of the Bank.  The Bank and any Authorized Entity are
              ---------------------
each directed to accept and open on the Customer's behalf all mail or communications received by it or directed in its care. The Bank or an Authorized Entity may make, execute and deliver for, on behalf of and in its name as nominee of the Customer, any declarations, affidavits or certificates of ownership which are necessary or appropriate to perform the Bank's obligations pursuant to this Agreement.

          (i) No Implied Duties.  The Bank shall be responsible for the
              -----------------
performance of only such duties as are specifically set forth herein and no implied duties or responsibilities shall be read into this Agreement.

     3.   REGISTRATION; DISCLOSURE.
          ------------------------

     Securities held hereunder shall be registered in the name of the Bank, or any Authorized Entity, or a nominee of the Bank or any Authorized Entity, and the Customer shall be informed immediately upon request of all such registrations.

     Securities in registered form will be transferred into such names or registrations as an Authorized Person may instruct. Notwithstanding any other provision in this Agreement to the contrary, in the event that any Securities held hereunder are registered in a name other than that of the Bank, an Authorized Entity or any nominee thereof, the Bank shall be responsible solely for the safekeeping of such Securities and shall not be responsible to receive income, forward notices or to take any other action with respect to such Securities.

     The Customer is a Respondent Bank (Defined as any bank, association or other entity that exercises fiduciary powers and deposits securities for safekeeping with another bank, association or other entity that exercises fiduciary powers. The term "entity that exercises fiduciary powers" means any entity that holds securities in nominee name or otherwise on behalf of a beneficial owner.)

          [_] YES     [X] NO

     If "NO", check one of the boxes in the next paragraph.

     The Customer hereby elects to [_] object [_] not object to the disclosure of its name, address and share position to those companies requesting such information from the owners of their securities for certain corporate communication purposes as permitted under Rule 14b-2 of the Securities and Exchange Commission. IF ONE OF THE FOREGOING BOXES IS NOT CHECKED, THE BANK WILL ASSUME THAT THE CUSTOMER DOES NOT OBJECT TO SUCH DISCLOSURE AND HAS AUTHORIZED THE BANK TO RELEASE ITS NAME, ADDRESS AND SHARE POSITION TO REQUESTING COMPANIES.

     4.   CASH ACCOUNT.
          ------------

     The Customer hereby directs the Bank as follows with respect to any available cash in the Account:

     [_] invest and reinvest available cash in shares of one of the following Pacific Horizon share portfolios of the Pacific Horizon Funds (a "Fund") and redeem shares of such Fund to meet the cash requirements of the Account. The Customer acknowledges receipt of a prospectus relating to the Fund and initially selects the

                                    [_] Treasury Fund portfolio
                                    [_] Prime Fund portfolio; or

     [X] forward available cash to MACFOR corporate account at the Bank, account #_______________.


     If the Customer has directed the Bank to invest available cash in a Fund, then the Customer agrees to and acknowledges the following:

          (a) From time to time, the Bank or an affiliate acts in a variety of capacities with respect to the Funds. Such capacity may include, among others, investment advisor, custodian, shareholder service agent, special management services or fund accountant. Such services are provided to the Fund and the Fund pays the Bank or the affiliate a fee for each service. The services provided by the Bank or the affiliate, and the fees paid to the Bank or the affiliate, are more completely identified and described in the prospectus. The investment advisory agreement and the fees paid thereunder can be increased only by shareholder vote. The Board of Directors of the Fund can from time to time employ the Bank or an affiliate to provide services, and modify the nature of the services and the fees paid for such services. To the extent permitted by applicable law, the Fund may purchase securities or investments from or through the Bank or its affiliates and may engage in repurchase transactions with the Bank or its affiliates.

          (b) The Customer assumes the obligation and retains the right to vote all shares of the Fund held by the Bank for the benefit of the Account.

          (c) The Bank shall forward, in a timely manner, all proxies and other shareholder materials and communications relating to the Fund to the Customer.

          (d) Transactions in the Fund will be reported only in the Bank's regular periodic accounting.

          (e) The Customer may change Funds by written notice from an Authorized Person to the Bank.

          (f) The Customer has read the prospectus of the Fund, including the description of the multiple class structure where applicable, and has independently made the determination to direct the Bank to invest all available cash in the Account in the Fund. All Fund investments and share redemptions are subject to the rules of the Fund, which may be revised from time to time.

          THE FUNDS ARE NOT DEPOSITS AND INVESTMENTS IN THE FUNDS ARE NOT GUARANTEED BY, AND ARE NOT OBLIGATIONS OF, BANKAMERICA CORPORATION, THE BANK, OR THEIR AFFILIATES, AND ARE NOT INSURED BY AN AGENCY OR INSTRUMENTALITY OF THE UNITED STATES SUCH AS THE FEDERAL DEPOSIT INSURANCE CORPORATION. INVESTMENTS IN MUTUAL FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

          In the event the Bank is unable to invest available cash in a Fund for any reason, the Customer may choose to have the Bank invest such cash in one of the following accounts by checking the applicable box:

                    [_]  money market deposit account; or

                    [_]  savings account.

     Notwithstanding the foregoing, the Bank shall have no duty or obligation to invest cash in either of the foregoing accounts, but will notify the Customer in the event of such investment.

     5.   AUTHORIZED ENTITIES.
          -------------------

     The Bank may use such service providers, nominees, correspondents and subcustodians, including affiliates, and is authorized to utilize the services of the Federal Reserve Banks and such regulated clearing agents and securities depositories, domestic and foreign (all such entities herein referred to collectively as "Authorized Entities"), as is necessary or appropriate to carry out the Bank's duties under this Agreement, except that the Bank agrees not to use any Authorized Entity as to which the Customer has reasonably objected in writing, provided that the Customer must permit the Bank a reasonable amount of time to make arrangements to use a different Authorized Entity, if necessary. The Bank shall not be liable for any claim, liability, loss, damage or expense incurred by the Customer arising out of any act or omission of an Authorized Entity, except such claim, liability, loss, damage or expense arising out of the negligence or willful misconduct of an Authorized Entity that is an affiliate of the Bank.

     6.   INSTRUCTIONS; AUTHORIZED PERSONS.
          --------------------------------

     For purposes of this Agreement, all instructions given to the Bank on behalf of the Customer must be given by an Authorized Person, or by a person reasonably believed by the Bank to be an Authorized Person, and in accordance with this Section 6.

          (a) Authorized Persons.  The person(s) authorized by the Customer to
              ------------------
give instructions (whether written, telephonic, fax, electronic, or by other means) to the Bank (an "Authorized Person") shall be named in resolutions, minutes, ordinances or similar instruments satisfactory to the Bank, of the Board of Directors or other governing body applicable to the Customer ("Governing Body") and certified to the Bank from time to time by the Customer's duly authorized officers or employees in an Officer's Certificate (the "Certificate") substantially in the form attached hereto as Exhibit C or in a manner otherwise acceptable to the Bank. Prior to giving any instructions to the Bank, the Customer will provide the Bank with an original executed Certificate and an original executed Incumbency and Signature Certificate substantially in the form attached hereto as Exhibit D or in a manner otherwise acceptable to the Bank. The Bank has no obligation to comply with any instructions from the Customer prior to the Bank's receipt of such documents. The Bank shall not be required to comply with any instruction of an Authorized Person, given in any manner, which may subject the Bank to any liability or expense, or to prosecute or defend any action, unless indemnified in manner and amount satisfactory to it.

          (b) Written Instructions.  All written instructions of the Customer to
              --------------------
the Bank (including faxed instructions) shall be signed and dated by an Authorized Person. The Bank is directed to rely and act upon written instructions bearing or purporting to bear the original, photocopied or facsimile signature of an Authorized Person identified in the Certificate.

          (c) Telephonic, Fax and Electronic Instructions.  Except as otherwise
              -------------------------------------------
provided herein, an Authorized Person may give, and the Bank may rely upon, telephonic, fax and electronic instructions. An Authorized Person is responsible to verify that the Bank received a fax transmission or electronic message in legible form. If there is any inconsistency between the Customer's records concerning any telephonic, fax or electronic instruction and the Bank's records relating to the same, the Bank's records shall control. The Bank reserves the right to require that telephonic instructions be confirmed by an Authorized Person in writing. The Bank may not act on telephonic or fax acknowledgements or telephonic, fax or electronic message transmissions if, for any reason whatsoever, the Bank's equipment or facilities are not in good working order. The Bank agrees to exercise reasonable care to maintain its equipment and facilities in good working order.

     THE CUSTOMER UNDERSTANDS THAT WHEN IT USES AND RELIES UPON THE TELEPHONE, FAX TRANSMISSIONS AND ELECTRONIC MESSAGE TRANSMISSIONS AS CONTEMPLATED HEREIN, ANY SECURITY MEASURES MAY BE INSUFFICIENT TO GUARD AGAINST FRAUD AND THE CUSTOMER SPECIFICALLY WAIVES ANY CLAIMS THE CUSTOMER MAY HAVE AGAINST THE BANK FOR LOSSES ARISING FROM THE FAILURE OF ANY SECURITY MEASURES THAT ARE CAUSED DIRECTLY OR INDIRECTLY AS A CONSEQUENCE OF THE CUSTOMER'S USE OF AND RELIANCE UPON THE TELEPHONE, FAX TRANSMISSIONS AND ELECTRONIC MESSAGE TRANSMISSIONS AS CONTEMPLATED IN THIS AGREEMENT. THE CUSTOMER, AND NOT THE BANK, SHALL BE RESPONSIBLE FOR THE USE, SECURITY AND CONFIDENTIALITY OF THE TELEPHONIC, FAX AND ELECTRONIC METHOD OF TRANSMISSION. THE BANK SHALL BE PROTECTED, AND THE CUSTOMER SHALL INDEMNIFY, DEFEND AND HOLD THE BANK HARMLESS AND WITHOUT LIABILITY, FOR ACTING UPON TELEPHONIC, FAX AND ELECTRONIC INSTRUCTIONS AND TRANSMISSIONS WHICH THE BANK REASONABLY BELIEVED HAD BEEN GIVEN BY AN AUTHORIZED PERSON.

          (d) Electronic Securities Trade Directives.  The Bank may rely and act
               --------------------------------------
upon instructions to deliver and receive Securities ("Securities Trade Directives") which the Bank receives through any electronic transmission system approved by the Bank, and the Bank shall be protected in acting upon such electronic message requests transmitted with proper testing or other authentication pursuant to terms and conditions specified by the Bank. If the Customer elects to use such electronic transmission system, the Bank is also directed to rely and act upon any instructions received by it through a terminal device, provided that such instructions are accompanied by code words which the
        --------
Bank has furnished to one or more Authorized Persons, and which the Bank has not been notified by an Authorized Person to cease to recognize, regardless whether such instructions shall in fact have been given by an Authorized Person. The Customer shall in all cases be responsible for the accuracy and completeness of the Securities Trade Directives.

     The Bank shall be protected in acting upon Securities Trade Directives which the Bank receives through the Institutional Delivery System established by the Depository Trust Company ("DTC"), and which are acknowledged (either orally, electronically, in writing or by fax) by an Authorized Person. Such acknowledgement will be deemed the Bank's instruction to affirm and process such Directive with DTC. The Bank shall also be protected in acting upon and processing Securities Trade Directives given to the Bank by DTC if such Directives are made by a financial institution named by the Customer as authorized to act on its behalf. The authorization of the financial institution, and any modification thereto, must be delivered to the Bank by an Authorized Person orally, electronically, in writing or by fax.

     If any Securities Trade Directive needs to be corrected or canceled, an Authorized Person will advise the appropriate counterparty of the corrective action to be taken and the Bank shall not be liable for actions taken or not taken by the Bank in connection with the failure of such counterparty to act upon the Authorized Person's advice in a timely manner.

     The Bank shall not be liable for a good faith refusal to honor any Securities Trade Directive and shall not be held responsible or liable to the Customer for any loss or claim arising from circumstances (including delays) which are beyond the control of the Bank.

          (e) Funds Transfers.  Notwithstanding anything contained herein, if
              ---------------
the Customer elects to transmit instructions to the Bank, whether electronically, orally, in writing or by facsimile, directing the Bank to send a "funds transfer" (as defined in Division 11 of the California Uniform Commercial
Code), an Authorized Person shall first execute and deliver to the Bank its applicable Funds Transfer Agreement (the "Transfer Agreement"), as may be amended by the Bank from time to time. The Bank's current form of Transfer Agreement for oral and facsimile instructions is attached hereto as Exhibit E. The Bank shall not be obligated to comply with any instruction of an Authorized Person to transfer funds until the Bank has received the applicable original executed Transfer Agreement. In the event of any inconsistency between this Agreement and the Transfer Agreement relating to the transfer of funds, the Transfer Agreement shall control.

     7.   STATEMENTS.
          ----------

     The Bank shall furnish periodic statements in the usual form for accounts of this type and shall deliver the same to the Customer or to any representative designated by the Customer. If the Customer does not notify the Bank in writing of any objections to such statements within thirty (30) days of the Customer's receipt thereof, such statements shall be conclusively deemed to be approved by the Customer.

     8.   LIMITATIONS ON LIABILITY AND INDEMNIFICATION.
          --------------------------------------------

     The Customer shall release, indemnify, defend and hold harmless the Bank, BankAmerica Corporation, and each of their respective officers, directors, affiliates, subsidiaries, employees and nominees (collectively, the "Indemnified Parties"), from any claim (including third party claims), liability, loss, damage or expense (including accountants' fees and inside and outside counsel expenses and disbursements of the Indemnified Parties and/or any third party claimant) of any nature, directly or indirectly arising out of or relating to any act or omission under this Agreement (including, without limitation, those acts or omissions relating to an Indemnified Party acting as record holder of Securities held in the Account), except for any claim, liability, loss, damage or expense arising out of an Indemnified Party's negligence or willful misconduct. In no event shall an Indemnified Party be liable for special, consequential, punitive or similar damages.

     The Bank may, with respect to matters arising hereunder, apply for and obtain the advice and opinion of counsel to the Customer or of its own inside and outside counsel, at the expense of the Customer (upon the Customer's approval of such expense, which approval shall not be unreasonably withheld, and provided such expense shall be reasonable), and the Bank shall be fully protected with respect to anything done or omitted by it in conformity with such advice or opinion. The Bank need not maintain any insurance for the benefit of the Customer.

     The Bank employs one or more nationally recognized pricing services, financial periodicals and publications to ascribe market values to some or all of the Property. The Customer acknowledges that these ascribed values may not equal the actual market value of the Property and that neither the Bank nor any vendor from whom the Bank receives pricing information ("Vendor"), guarantees their accuracy. The Customer agrees to release, indemnify, defend and hold the Bank and its Vendors harmless against any risk, loss, claim, liability, demand, damage or expense resulting from and/or related to the ascribed value of the Property, including without limitation, claims made against the Customer by any third party.

     Notwithstanding anything herein to the contrary,

          (a) The Bank will be under no duty or obligation to inquire into, and shall not be liable for:

               (i) the legality of any instruction given by an Authorized Person or by a person reasonably believed by the Bank to be an Authorized Person, the legality of any purchase or sale of any Property or the propriety of the amount for which such Property is purchased or sold; and

               (ii) the validity of the issuance of any Securities purchased or the genuineness of any certificate evidencing Securities purchased.

          (b) All receipts of funds or other property paid or distributed in respect of Securities in the Account shall be made at the risk of the Customer. The Bank shall have no liability for any loss occasioned by delay in the actual receipt of notice by the Bank or an Authorized Entity of any payment, redemption or other transaction regarding Securities in the Account in respect of which the Bank has been instructed to take action as provided herein.

          (c) The Bank shall not be liable for any action taken or omitted to be taken in reliance upon instructions given in accordance with Section 6 by an Authorized Person or by a person reasonably believed by the Bank to be an Authorized Person, or upon any certified copy of any resolution or similar instrument of the Customer's Governing Body. The Bank may rely on the genuineness of any such documents which it may reasonably believe to be validly executed.

     9.   FEES AND EXPENSES; LIEN, OFFSET RIGHTS AND SECURITY INTEREST.
          ------------------------------------------------------------

     The fees payable to the Bank for the services rendered under this Agreement and any reimbursement of expenses incurred by the Bank in connection with the performance of such services shall be provided for in a fee schedule attached hereto as Exhibit F. Exhibit F may be amended from time to time by the Bank on 60 days' prior written notice to the Customer.

     The Customer hereby grants to the Bank a continuing lien and pledge on, and security interest in, and right of offset against, any Property (including all distributions, proceeds and substitutions thereof and rights relating thereto), whether now owned or hereafter acquired, at any time held by or within the control of the Bank, an Authorized Entity or a nominee for the benefit of the Customer or in which the Customer may have an interest or held by or for the Customer by a financial intermediary and identified to the Bank or known to the Bank to be so held, in each case for the purpose of securing all obligations of any kind of the Customer to the Bank including, without limitation, payment of fees, expenses, overdrafts (including intra-day and overnight), advances (including interest thereon and related costs), indemnification and any other amounts which may be or become due from the Customer to the Bank (collectively, the "Obligations"). Upon the Customer's failure to pay any Obligation when due, the Bank may immediately exercise its rights hereunder, including without limitation, the right to (i) apply any cash or cash equivalents in the Account (or any account established under Section 4) to the payment of such Obligation,
(ii) sell any Security for which the Bank has not received payment, (iii) hold such Security to maturity for the Bank's own account, or (iv) sell any other Property in the Account in order to reimburse the Bank for any Obligation, provided the Bank has given the Customer at least five (5) days prior written notice of such failure to pay, during which five-day period the Customer shall have the opportunity to pay such Obligation(s). The Customer represents and warrants that the Bank shall have a first lien on all Property in the Account. In addition to any other rights granted to it hereunder or otherwise available at law or in equity, the Bank shall have all the rights and remedies of a secured party under the California Uniform Commercial Code. The Customer shall execute and deliver to the Bank upon request all documents necessary to more fully evidence, establish, perfect and/or maintain, in all applicable jurisdictions, the Bank's lien, offset rights and security interest granted herein. THE CUSTOMER HEREBY WAIVES THE BENEFIT OF ANY AND ALL LAWS, REGULATIONS OR RULINGS RESTRICTING OR PROHIBITING THE BANK'S EXERCISE OF ITS LIEN, SECURITY INTEREST AND/OR OFFSET RIGHTS DESCRIBED HEREIN.

     The Bank need not remove any Property from the Bank's lien (whether during the term or upon the termination of this Agreement), including transferring Securities to an account free from the Bank's lien or by effecting the delivery of Securities free of payment, if after giving effect to such instructions any Obligations would remain unpaid.

     10.  TERMINATION; SURVIVAL OF PROVISIONS.
          -----------------------------------

     Either party may terminate this Agreement upon thirty (30) days' prior written notice to the other, sent by registered or certified mail, provided that
                                                                   --------
any termination by the Customer shall specify the name of the person to whom the Bank shall deliver the Property in the Account. If notice of termination is given by the Bank, the Customer shall, within thirty (30) days following the giving of such notice, specify the names of the persons to whom the Bank shall deliver the Property in the Account. In either case the Bank will deliver the Property to the person so specified, after deducting therefrom all Obligations. If within thirty (30) days following the giving of a notice of termination by the Bank, the Bank does not receive from the Customer the name of the person to whom the Bank shall deliver the Property in the Account, the Bank, at its election, may deliver the Property (less all Obligations) to a bank or trust company that provides custodian services in the State of California to be held and disposed of pursuant to the provisions of this Agreement, or may, at the Customer's expense, petition a court of proper jurisdiction for direction as to the disposition of the Property, or may continue to hold such Property until receipt of the Customer's instruction concerning the disposition of the Property. Notwithstanding the termination of this Agreement, all limitations of liability and indemnifications provided herein (including without limitation those contained in Sections 5, 6 and 8), and liabilities relating to unpaid Obligations, shall survive and remain in full force and effect.

     11.  NOTICES AND MISCELLANEOUS.
          -------------------------

     All notices hereunder, except for those which are subject to the Transfer Agreement or are transmitted through the Bank's Reporting System or other electronic system approved by the Bank (which must be delivered in accordance with the Bank's authorized procedures), shall be in writing and shall be deemed to have been duly given (i) if personally delivered or by courier service, upon receipt; or (ii) if faxed, upon confirmation of a properly completed transmission by the sender's fax machine; or (iii) if mailed, upon the third business day following mailing by the United States mail, postage prepaid; or
(iv) if delivered by certified or registered mail, upon the date indicated on the return receipt; and in each case addressed to the parties at the following addresses or at such other addresses as shall be specified in writing and in accordance with this Section:

     If to the Bank:     Bank of America NT&SA
                         1455 Market Street, 16th Floor
                         San Francisco, CA 94103
                         Attn: Rick Hawkins
                         Phone No: (415) 622-1224
                         Fax No: (415) 622-5167


     If to the Customer: MACFOR International Finance Company
                         One Post Street
                         San Francisco, CA 94104
                         Attn: ____________________
                         Phone No: ________________
                         Fax No: __________________

     This Agreement may not be amended except by a writing signed by each party hereto. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument. This Agreement contains the entire agreement between the Customer and the Bank relating to custody of the Property and supersedes all prior agreements, letters, sales and solicitation materials, understandings and instruments relating to this subject. The invalidity, illegality or unenforceability of any provisions of this Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect. The captions included in this Agreement are included only for the convenience of the parties and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     12.  CHOICE OF LAW.
          -------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflict of laws principles thereof.

     13.  SUCCESSORS.
          ----------

     This Agreement is binding on the parties and their respective legal successors and assigns.

     14.  FORCE MAJEURE.
          -------------

     Neither party shall be liable or deemed to be in default hereunder for any failure or delay in performance of any duty in whole or in part arising out of or caused by circumstances beyond its control including, without limitation, acts of God, interruption, delay in, or loss (partial or complete) of electrical power or of computer (hardware or software) or communication services; act of civil or military authority; sabotage; war or other government action; civil disturbance or riot; strike or other industrial dispute; national emergency; epidemic; flood, earthquake, fire, or other catastrophe; government, judicial, or self regulatory organization order, rule, or regulation; energy or natural resource difficulty or shortage; and inability to obtain or timely to obtain materials, equipment, or transportation.

     15.  ARBITRATION.
          -----------

          (a)  Mandatory Arbitration.  Any controversy or claim between or among
               ---------------------
the parties arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

          (b)  Judicial Reference.  At the request of any party, a controversy
               ------------------
or claim which is not submitted to arbitration as provided in subsection (a) shall be determined by a reference in accordance with California Code of Civil Procedure Section 638 et seq. If such an election is made, the parties shall
                      -- ---
designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

          (c)  Provisional Remedies, Self-Help and Foreclosures.  No provision
               ------------------------------------------------
of this Section shall limit the right of any party to this Agreement to exercise self-help remedies such as offset, lien rights, foreclosures against or sale of any real or personal property collateral or security, or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference.

          (d)  Attorneys' Fees and Expenses.  In the event a legal action or
               ----------------------------
arbitration proceeding is commenced in connection with the enforcement of this Agreement or any instrument or agreement required under this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees (including fees for in-house counsel at the rate then used for in-house billing purposes), costs and necessary disbursements incurred in connection with such action or proceeding, as determined by the court or arbitrator.

     16.  ASSIGNMENT.
          ----------

     The Bank may assign its rights and obligations hereunder, in whole or in part, to any affiliate or to a company succeeding to the interest of the Bank by reason of merger, sale, reorganization or other transfer.

     17.  TAX INFORMATION.
          ---------------

     By its execution of this Agreement, the Customer hereby certifies, under penalty of perjury, as follows:

          (a) the taxpayer information provided herein is true, complete and correct; and

          (b) the Customer's taxpayer identification number is ________________________________; and

          (c) [CHECK THE APPLICABLE BOX]

          [_] the Customer has been notified by the Internal Revenue Service that it is subject to backup withholding because of under reporting of interest or dividends on its tax return; OR

          [_] the Customer is an entity that is exempt from reporting and backup withholding; OR

          [_] the Customer is not subject to backup withholding as a result of failure to report all interest or dividends or the Internal Revenue Service has notified the Customer that it is no longer subject to backup withholding.

     Exempt Foreign Person(s)/Foreign Entity

          [_] all account owners are Exempt Foreign Person(s) or the account is for a Foreign Entity. All account owners must sign this Agreement and place their permanent foreign address at Section 11 of this Agreement.

          Is income associated with this account effectively connected with the conduct of a trade or business in the United States? [_] Yes [_] No

          Is the Customer a foreign governmental entity, international organization or a foreign central bank?
[_] Yes  [_] No

     18.  EXHIBITS.
          --------

     Prior to the Bank taking any action under this Agreement, the Customer shall execute and deliver to the Bank documents in the form of Exhibits C, D, and E (as applicable) attached hereto, containing no variations except those necessary in Exhibits C and D to indicate the Customer's appropriate business entity, and except as may be otherwise acceptable to the Bank. The Bank has no obligation to take any actions under this Agreement until it has actually received such original executed documents.

     IN WITNESS WHEREOF, each of the parties hereto have caused this Custody Agreement to be executed by its duly authorized officers.


BANK OF AMERICA NATIONAL            MACFOR INTERNATIONAL
TRUST AND SAVINGS ASSOCIATION       FINANCE COMPANY



By:___________________________      By:___________________________

Print Name: __________________      Print Name: __________________

Title:________________________      Title:________________________


By:___________________________      By:___________________________

Print Name: __________________      Print Name: __________________

Title:________________________      Title:________________________

                            DISTRIBUTION OF INCOME
                            ----------------------


The Bank has established the following general policies relating to the crediting of income:

               Security                   Income Credited
               --------                   ---------------

All instruments held on deposit at        Payable date
a Federal Reserve Bank (T-Bonds, T-
Notes, FNMA, FHLMC, agencies, etc.)

GNMA II's held on deposit at PTC          Payable date

Equities, corporate bonds,                Payable date + 1
municipal bonds, GNMA I, registered
CD's

Floating, variable and adjustable         Upon receipt
rates, private placements, CMO,
early redemptions, called bonds,
euro-bonds

Proceeds from maturing Securities, regardless of type, are credited on maturity date. The final interest payment for these Securities are credited in accordance with the above.

Stock splits are posted on ex-dividend date. Split shares are not available for sale settlements until credited to the Bank's DTC Participant account, generally within one week of payable date.

THESE POLICIES MAY BE REVISED BY THE BANK FROM TIME TO TIME IN ITS SOLE DISCRETION AND ON EITHER A GENERAL OR A CASE-BY-CASE BASIS. UPON REQUEST, THE BANK SHALL PROVIDE THE CUSTOMER WITH ITS THEN CURRENT POLICIES RELATING TO DISTRIBUTION OF INCOME.


                                   EXHIBIT A

                             LIST OF PUBLICATIONS
                             --------------------



The Bank examines daily (except as noted below) the following financial information reporting services, publications and notifications for capital change information:


     -   XCITEK

     -   Direct Company and Agent Notifications to Nominee Name

     -   The Depository Trust Company Notifications

     -   J.J. Kinney Information Systems (reviewed weekly)

     -   Financial Information, Inc.

     -   Los Angeles Times

     -   Wall Street Journal (Western Edition)



These reporting services and publications may be revised at any time by the Bank in its sole discretion. Upon request, the Bank will provide the Customer with a list of its then current reporting services and publications.


                                   EXHIBIT B